Asset Retirement Obligations	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Asset Retirement Obligations
Asset Retirement Obligations
At December 31, 2018, the estimated total undiscounted inflation-adjusted amount required to settle the Company’s ARO was $9.2 billion (December 31, 2017 – $9.7 billion). These obligations will be settled based on the useful lives of the underlying assets, which currently extend an average of 45 years (December 31, 2017 – 42 years) into the future. This amount has been discounted using credit-adjusted risk-free rates of 3.8 percent to 5.0 percent (December 31, 2017 – 2.9 percent to 4.8 percent) and an inflation rate of 2 percent (December 31, 2017 – 2 percent). Obligations related to future environmental remediation and cleanup of oil and gas assets are included in the estimated ARO.
The change in the provision in 2018 is primarily related to increased decommissioning and restoration activities and increase in the average discount rate, partially offset by an increase in the estimated cost of decommissioning activities.
While the provision is based on management’s best estimates of future costs, discount rates and the economic lives of the assets, there is uncertainty regarding the amount and timing of incurring these costs.
A reconciliation of the carrying amount of asset retirement obligations at December 31, 2018 and 2017 is set out below:

Asset Retirement Obligations
($ millions)	2018	2017
Beginning of year	2,526	2,791
Additions	40	47
Liabilities settled	(270)	(136)
Liabilities disposed	(11)	(420)
Change in discount rate	(68)	143
Change in estimates	93	(2)
Exchange adjustment	17	(9)
Accretion (note 21)	97	112
End of year	2,424	2,526
Expected to be incurred within 1 year	202	274
Expected to be incurred beyond 1 year	2,222	2,252

At December 31, 2018, the Company had deposited funds of $128 million into the restricted accounts for funding of future asset retirement obligations in offshore China. These amounts have been classified as non-current and included in restricted cash. At December 31, 2017, the Company had deposited funds of $192 million, of which $95 million related to the Wenchang field and was classified as current, the remaining balance of $97 million was classified as non-current. The Company’s participation in the Wenchang field expired in November 2017, and the amount of the decommissioning and disposal expenses was finalized in January 2018.